UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) of

the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2012

University General Health System, Inc.

(a Nevada Corporation)

(Exact Name of Registrant as Specified in Charter)

000-54064	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

7501 Fannin Street

Houston, Texas 77054

(713) 375-7100

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously reported in the Current Report on Form 8-K dated December 14, 2012, University General Health System, Inc. (“UGHS” or the “Company”) reported that on December 14, 2012, UGHS Dallas Hospitals, Inc., a wholly-owned subsidiary of UGHS, executed a Loan Agreement with First National Bank (the “South Hampton Loan Agreement”), pursuant to which First National Bank loaned the Company $28.5 million to finance the $30 million purchase price of 100% of the capital stock of Dufek Massif Hospital Corporation, the owner of the Dallas-based South Hampton Community Hospital complex. Subject to the terms and provisions of the Loan Agreement, the $28.5 million loan bears interest at a rate of 4.25% per annum, is payable monthly based on a 20 year amortization schedule, and matures in 10 years from the closing date. The borrowers under the South Hampton Loan Agreement are subject to certain affirmative and negative covenants, all as set forth in the South Hampton Loan Agreement.

This Amendment No. 1 amends Item 9.01 of the subject Current Report on Form 8-K to provide the financial statements of Dufek Massif Hospital Corporation required by Item 9.01(a) of this Form 8-K and the pro forma financial information required by Item 9.01(b) of this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Attached as Exhibit 99.1 and incorporated herein by reference are the following: audited balance sheet of Dufek Massif Hospital Corporation as of December 31, 2011 and the related statements of operations, stockholder’s equity, and cash flows for the period from November 21, 2011 (inception) to December 31, 2011; and, unaudited balance sheet of Dufek Massif Hospital Corporation as of September 30, 2012 and the related statements of operations, stockholder’s equity, and cash flows for the nine months then ended.

(b) Pro Forma Financial Information

Attached as Exhibit 99.2 and incorporated herein by reference is the unaudited pro forma balance sheet of the Company as of September 30, 2012 and the unaudited pro forma statement of operations for the nine months ended September 30, 2012 for the Company.

EXHIBIT	DESCRIPTION

99.1	Audited Financial Statements of Dufek Massif Hospital Corporation as of December 31, 2011 and for the period from November 21, 2011 (inception) to December 31, 2011; and, Unaudited Financial Statements of Dufek Massif Hospital Corporation as of and for the nine months ended September 30, 2012.

99.2	Unaudited pro forma financial information of University General Health System, Inc. giving effect to the acquisition of Dufek Massif Hospital Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: March 1, 2013	By:	/s/ Hassan Chahadeh, M.D.
Name: Hassan Chahadeh, M.D.
Title: Chief Executive Officer